                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            WASHINGTON, D.C. 20549

                                                   FORM 8-K
                                                CURRENT REPORT

                                        Pursuant to Section 13 or 15(d)
                                    Of the Securities Exchange Act of 1934

                        Date of Report (Date of Earliest Event Reported): June 30, 2004

                                          THE PHOENIX COMPANIES, INC.
                            (Exact Name of Registrant as Specified in Its Charter)

          Delaware                                  1-16517                                06-0493340
(State or other jurisdiction                (Commission File Number)             (I.R.S. Employer I.D. Number.)
     of Incorporation)

                                   One American Row, Hartford, CT 06102-5056
                                   (Address of Principal Executive Offices)
                                                  (Zip Code)

                                                (860) 403-5000
                             (Registrant's Telephone Number, including area code)

Item 12.      Results of Operations and Financial Condition

              On July 29, 2004, The Phoenix Companies, Inc. issued a news release announcing its financial results and made available on its website its Financial Supplement for the quarter ended June 30, 2004. This release is furnished as Exhibit 99.1 hereto.

Item 7.       Financial Statements and Exhibits

              (a)     Not applicable.

              (b)     Not applicable.

              (c)     Exhibits

                      The following exhibit is furnished herewith:

                      Exhibit 99.1 News release of The Phoenix Companies, Inc.
                      dated July 29, 2004, announcing the company's financial
                      results for the quarter ended June 30, 2004.

                                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE PHOENIX COMPANIES, INC.

Date: July 29, 2004                          By:     /s/ Scott R. Lindquist
                                                     -------------------------------------------------------
                                                     Name:     Scott R. Lindquist
                                                     Title:    Vice President and Chief Accounting Officer